Cover	Jun. 12, 2026
Cover [Abstract]
Amendment Flag	false
Entity Central Index Key	0002121103
Document Type	S-6
Entity Registrant Name	FT 13004
Document Period End Date	Jun. 12, 2026
Definition of Rule 35d-1 Term in Fund Name [Text Block]

Objectives.

The Trust seeks monthly income and above-average capital appreciation, by investing in a diversified portfolio of common stocks issued by utilities companies. Under normal circumstances, the Trust will invest at least 80% of its assets in Utilities Companies (as defined below). Utilities Companies are companies classified under the utilities sector of the Global Industry Classification Standard (GICS®). The Trust is concentrated (i.e., invests 25% or more of Trust assets) in common stocks of companies within the utilities sector.

Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]

Portfolio Selection Process.

Our selection process attempts to find the common stocks with the best prospects for monthly income and above-average capital appreciation by identifying those that meet our investment objectives, trade at attractive valuations, and, in our opinion, are likely to exceed market expectations of future cash flows.

While not a part of the Trust’s portfolio selection process, the Trust also invests in dividend-paying securities, foreign securities, depositary receipts and companies with various market capitalizations.

As with any similar investments, there can be no assurance that the objectives of the Trust will be achieved. See “Risk Factors” for a discussion of the risks of investing in the Trust.